UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

              Date of Report (date of earliest event reported): July 22, 2014


                               CEL-SCI CORPORATION
                  --------------------------------------------
             (Exact name of Registrant as specified in its charter)



     Colorado                            0-11503                 84-0916344
--------------------               -------------------       -----------------
(State or other jurisdiction      (Commission File No.)     (IRS Employer
of incorporation)                                            Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
             ------------------------------------------------------
          (Address of principal executive offices, including Zip Code)



       Registrant's telephone number, including area code: (703) 506-9460



                                       N/A
                -----------------------------------------------
          (Former name or former address if changed since last report)

Item 5.07.  Submission of Matters to a Vote of Securities Holders.


     The annual meeting of CEL-SCI's shareholders was held on July 22, 2014. At the meeting the following persons were elected as directors for the upcoming year:

                                      Votes
                            ------------------------------          Broker
 Name                           For         Against                Non-Votes

 Maximum de Clara            13,069,097   1,898,021               31,915,625
 Geert R. Kersten            13,996,321     970,797               31,915,625
 Alexander G. Esterhazy      13,168,170   1,798,948               31,915,625
 Dr. C. Richard Kinsolving   13,180,494   1,786,624               31,915,625
 Dr. Peter R. Young          13,126,604   1,840,514               31,915,625


     At the meeting the following were ratified by CEL-SCI's shareholders:

     (1)  the adoption of CEL-SCI's 2014 Incentive Stock Bonus Plan;

     (2)  on an advisory basis, compensation of CEL-SCI's executive officers;

     (3) on an advisory basis, the frequency of advisory votes on the compensation of CEL-SCI's executive officers and

     (4)  ratification   of  the  appointment  of  BDO  USA,  LLP  as  CEL-SCI's
          independent registered public accounting firm for the fiscal year ending September 30, 2014;

      The following is a tabulation of votes cast with respect to proposals 1, 2 and 4:

                                   Votes
                        ------------------------------            Broker
 Proposal               For        Against       Abstain        Non-Votes

   (1)              11,006,338    3,624,806      336,004        31,915,625
   (2)              11,749,271    2,904,851      313,026        31,915,625
   (4)              45,055,277      774,221    1,053,275                 0

      The following is a tabulation of votes cast with respect to proposal 3:

                                                                 Broker
            1 Year      2 Years     3 Years      Abstain        Non-Votes
            ------      -------     -------      -------        ---------

           3,451,175    806,908     9,405,323   1,303,742      31,915,625

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 23, 2014                   CEL-SCI CORPORATION


                                       By:/s/ Patricia B. Prichep
                                          ------------------------------------
                                          Patricia B. Prichep,
                                          Senior Vice President of Operations